UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  March 1, 2006
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


             5511                                   01-0609375
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    (Commission File Number)           (IRS Employer Identification No.)

     622 Third Avenue, 37th Floor, New York, NY               10017
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      (Address of principal executive offices)              (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01  Entry into a Material Definitive Agreement.

     On March 23, 2005, Asbury Automotive Group, Inc. (the "Company") and certain of its subsidiaries entered into a three-year credit agreement, which includes a revolving credit facility and a floor plan facility (the "Credit Agreement") with the lenders listed therein, JPMorgan Chase Bank, N.A., as administrative agent and floor plan agent, Bank of America, NA, as syndication agent, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint bookrunners and co-lead arrangers. On March 1, 2006, the Company and certain of its subsidiaries entered into the First Amendment to Credit Agreement (the "Amendment").

     The Amendment is more fully described in Item 2.03 and is attached hereto as Exhibit 10.1 of this report and is incorporated herein by reference.

     Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     As discussed above, on March 1, 2006, the Company and certain of its subsidiaries entered into the Amendment. The Amendment permits certain subsidiaries of the Company that sell motor vehicles manufactured by DaimlerChrysler Motors Company LLC, Mercedes Benz USA, LLC or their affiliates to become borrowers under floor plan financing arrangements provided by such manufacturers or their affiliates and such subsidiaries of the Company cease to be floor plan borrowers in respect of such vehicles under the Credit Agreement. DaimlerChrysler Financial Services Americas LLC has been added as a party to the Credit Agreement and has become a participating lender in the revolving credit commitments, up to a maximum amount of $10 million.

     Additionally, the Amendment provides for the following: (i) the reduction in total floor plan commitments from $650 million to $425 million, (ii) the reduction in the total revolving credit commitments from $150 million to $125 million, (iii) an increase in the revolver swing line from $5 million to $10 million, and (iv) an extension of one year to the maturity date of the Credit Agreement, as amended, to March 23, 2009.

     This description of the Amendment is not complete and is qualified in its entirety by the actual terms of the agreement, a copy of which is incorporated herein by reference and attached hereto as Exhibit 10.1.


Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit No.    Description

             10.1 First Amendment to Credit Agreement and Waiver dated as of March 1, 2006 among Asbury Automotive Group, Inc. and the Subsidiary Borrowers listed therein, as borrowers, the Lenders listed therein, JPMorgan Chase Bank, N.A., as administrative agent and floor plan agent and Bank of America, NA, as syndication agent.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ASBURY AUTOMOTIVE GROUP, INC.



Date:  March 7, 2006        By:    /s/ Kenneth B. Gilman
                                   ----------------------------------------
                            Name:  Kenneth B. Gilman
                            Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.      Description

10.1 First Amendment to Credit Agreement and Waiver dated as of March 1, 2006 among Asbury Automotive Group, Inc. and the Subsidiary Borrowers listed therein, as borrowers, the Lenders listed therein, JPMorgan Chase Bank, N.A., as administrative agent and floor plan agent and Bank of America, NA, as syndication agent.